FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 10, 2004

                                   VoIP, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)


        Texas                         000-28985                  75-2785941
------------------------         --------------------        -------------------
(State of Incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)


         12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
         --------------------------------------------------------------

           (Address of principal execute offices, including zip code)

                                 (954) 434-2000
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02         Unregistered Sale of Equity Securities

         On December 10, 2004, Registrant issued five-year warrants to purchase a total of 2,000,000 shares for an exercise price of $2.75 per share, to two persons assisting Registrant with its investor relations program. Such warrants were issued pursuant to exemption under Section 4(2) of the Securities Act of 1933.

ITEM 9.01         Financial Statements and Exhibits

         10.6.1   -        Stock Purchase Warrant issued to Ivano Angelaftri
         10.6.2   -        Stock Purchase Warrant issued to Ebony Finance


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 15 , 2004             VoIP, INC.
                                        (Registrant)

                                        By: /s/ Steven Ivester
                                           -------------------------------------
                                           Steven Ivester
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit #

10.6.1   -        Stock Purchase Warrant issued to Ivano Angelaftri
10.6.2   -        Stock Purchase Warrant issued to Ebony Finance